                      SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C. 20549



                                  __________



                                 FORM 8-K



                                CURRENT REPORT



                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                                  __________



                         Date of Report:  May 29, 1998



                              ORGANOGENESIS INC.
            (Exact name of registrant as specified in its charter)



                                   001-09898
                                 (Commission
                                 File Number)



           Delaware                                      04-2871690
        ----------------                              ----------------
        (State or other                               (IRS Employer
        jurisdiction of                               Identification No.)
        incorporation)


                                 150 Dan Road
                          Canton, Massachusetts 02021
                          ---------------------------
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code:  (781) 575-0775


                                      N/A
                    ---------------------------------------
        (Former name or former address, if changed since last report.)

      Item 5.  Other Events
               ------------

      The Company issued a press release on May 26, 1998 to announce that the U.S. Food and Drug Administration (FDA) granted U.S. marketing approval for Apligraf/TM/ (Graftskin) for the treatment of venous leg ulcers. A copy of the press release is attached and filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference as though fully set forth herein.


      Item 7.  Financial Statements and Exhibits
               ---------------------------------

(c ) Exhibits.
      The following exhibit is filed as part of this report of Form 8-K pursuant to Item 601 of Regulation S-K:


       Exhibit No.                       Description
       -----------                       -----------


          99.1        Press Release, dated May 26, 1998, announcing FDA
                      marketing approval for Apligraf/TM/   (Graftskin).

                                   SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, Organogenesis Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  May 29, 1998                          ORGANOGENESIS INC.



                                        /s/  Herbert M. Stein
                                        ---------------------
                                    By: Herbert M. Stein
                                    Title:  Chairman and Chief Exectuive Officer
                                            (Principal Executive Officer)